UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
 Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 17, 2009
CALIFORNIA WATER SERVICE GROUP
(Exact name of Registrant as Specified in its Charter)

Delaware	1-13883	77-0448994
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

1720 North First Street
San Jose, California	95112
(Address of principal executive offices)	(Zip Code)
(408) 367-8200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-4.1
EX-4.2
EX-4.3
EX-4.4
EX-4.5
EX-4.6
EX-4.7
EX-4.8
EX-4.9
EX-4.10
EX-4.11
EX-4.12
EX-4.13
EX-4.14
EX-4.15
EX-4.16
EX-4.17
EX-4.18
EX-4.19
EX-5.1
EX-10.1
EX-10.2

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On April 17, 2009, in connection with the closing of the Offering (as defined below), California Water Service Company (“Cal Water”), a wholly-owned subsidiary of California Water Service Group (the “Registrant”), entered into Amendment No. 2 to its Loan Agreement with Bank of America, N.A. (“Lender”) dated as of May 30, 2007, and the Registrant and four wholly-owned subsidiaries of the Registrant (CWS Utility Services, New Mexico Water Service Company, Washington Water Service Company and Hawaii Water Service Company, Inc.) entered into Amendment No. 1 to their Loan Agreement with the Lender dated as of May 30, 2007.
     Pursuant to each amendment, (i) the availability period of the unsecured revolving line of credit under the applicable loan agreement ends 364 days after the date of such amendment rather than April 30, 2012, (ii) the interest rate payable in respect of borrowings under the line of credit under the applicable loan agreement has increased from the Lender’s prime rate minus 1.5% to the Lender’s prime rate minus 0.75%, (iii) the alternative interest rate payable in respect of borrowings under the line of credit under the applicable loan agreement has increased from LIBOR plus 0.25% to LIBOR plus 1.0% and (iv) the unused commitment fee payable under the applicable loan agreement changed from a flat rate of $12,000 (in the case of Cal Water’s loan agreement) or $4,400 (in the case of the Registrant’s loan agreement), payable annually, to a fee equal to 0.15% of the amount of unused available credit under the line of credit under the applicable loan agreement, payable quarterly.
     Banc of America Securities LLC, an affiliate of the Lender, has in the past served as placement agent in connection with the Registrant’s offerings of certain series of notes, including in connection with Cal Water’s most recent private offering, issue and sale of notes issued August 31, 2006 and due August 31, 2031.
ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
     In connection with the Offering, Cal Water exercised its option to redeem the remaining $3.0 million of 8.86% Series J First Mortgage Bonds due 2023, which Cal Water assumed in connection with its acquisition of Dominguez Water Corporation in 2000. The redemption was effected pursuant to the terms of the indenture and supplemental indentures governing the Series J bonds. The Series J bonds were redeemed at a redemption price equal to 100% of the outstanding principal amount of the Series J bonds plus a make-whole premium and accrued and unpaid interest to the date of redemption.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
     On April 17, 2009, Cal Water completed the sale and issuance to the public (the “Offering”) of $100 million aggregate principal amount of its 5.875% First Mortgage Bonds due 2019 (the “Bonds”), which are fully and unconditionally guaranteed by the Registrant. Robert W. Baird & Co. Incorporated acted as the sole underwriter for the Offering. The Bonds will mature on May 1, 2019, and interest on the Bonds will accrue and be payable semi-annually in arrears on May 1 and November 1 commencing on November 1,2009, at the rate of 5.875% per annum. The Bonds are secured by the lien on substantially all of Cal Water’s properties, subject to certain exceptions and permitted liens, and rank equally with all of Cal Water’s other first mortgage bonds. There is no sinking fund for the Bonds.
     Cal Water intends to use a portion of the net proceeds of the Offering to pay down outstanding short-term borrowings. Further, Cal Water plans to add the remainder of the net proceeds to its general funds to be used for general corporate purposes, including capital projects.
     Prior to the Offering, Cal Water had outstanding fifteen series of unsecured senior notes (Series A, Series B, Series C, Series D, Series E, Series F, Series G, Series H, Series I, Series J, Series K, Series L, Series M, Series N and Series O) with an aggregate principal amount of $260 million. Pursuant to the note purchase agreements and supplements thereto under which Cal Water’s outstanding unsecured senior notes had been issued, in the event that

Cal Water issued one or more additional series of first mortgage bonds under its mortgage indenture, Cal Water was required to issue a new series of first mortgage bonds in exchange for each outstanding series of unsecured senior notes with a like aggregate principal amount. The Offering triggered this exchange provision. Accordingly, upon the closing of the Offering, Cal Water was required to issue an additional series of first mortgage bonds under the mortgage indenture with a like aggregate principal amount to the holders of each series of its outstanding unsecured senior notes in exchange for each such series of notes.
     Furthermore, in connection with the execution of the thirty-ninth supplemental indenture to Cal Water’s mortgage indenture, upon the closing of the Offering Cal Water amended and restated its $17.8 million in outstanding Series CC first mortgage bonds under its mortgage indenture. Concurrently with the closing of the Offering Cal Water also exchanged all $2.9 million outstanding aggregate principal amount of its Series K first mortgage bonds under the indenture it assumed in connection with its acquisition of Dominguez Water Corporation for Series KK first mortgage bonds issued under the mortgage indenture.
     Cal Water provided the Series CC first mortgage bonds, the Series KK first mortgage bonds, and four series of first mortgage bonds issued in connection with the exchange of unsecured senior notes, Series BBB, Series GGG, Series HHH and Series LLL, with certain rights and covenants in addition to those set forth in our mortgage indenture.
     The disclosure required by this item in regard to the amendments to Cal Water and the Registrant’s loan agreements is included in Item 1.01 and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     We hereby file the following exhibits with this report:

Description
4.1	Thirty-Ninth Supplemental Indenture dated as of April 17, 2009 between California Water Service Company and U.S. Bank National Association, as Trustee.

4.2	Fortieth Supplemental Indenture dated as of April 17, 2009 between California Water Service Company and U.S. Bank National Association, as Trustee.

4.3	Forty-First Supplemental Indenture dated as of April 17, 2009 between California Water Service Company and U.S. Bank National Association, as Trustee.

4.4	Forty-Second Supplemental Indenture dated as of April 17, 2009 between California Water Service Company and U.S. Bank National Association, as Trustee.

4.5	Forty-Third Supplemental Indenture dated as of April 17, 2009 between California Water Service Company and U.S. Bank National Association, as Trustee.

4.6	Forty-Fourth Supplemental Indenture dated as of April 17, 2009 between California Water Service Company and U.S. Bank National Association, as Trustee.

4.7	Forty-Fifth Supplemental Indenture dated as of April 17, 2009 between California Water Service Company and U.S. Bank National Association, as Trustee.

4.8	Forty-Sixth Supplemental Indenture dated as of April 17, 2009 between California Water Service Company and U.S. Bank National Association, as Trustee.

4.9	Forty-Seventh Supplemental Indenture dated as of April 17, 2009 between California Water Service Company and U.S. Bank National Association, as Trustee.

4.10	Forty-Eighth Supplemental Indenture dated as of April 17, 2009 between California Water Service Company and U.S. Bank National Association, as Trustee.

4.11	Forty-Ninth Supplemental Indenture dated as of April 17, 2009 between California Water Service Company and U.S. Bank National Association, as Trustee.

4.12	Fiftieth Supplemental Indenture dated as of April 17, 2009 between California Water Service Company and U.S. Bank National Association, as Trustee.

4.13	Fifty-First Supplemental Indenture dated as of April 17, 2009 between California Water Service Company and U.S. Bank National Association, as Trustee.

4.14	Fifty-Second Supplemental Indenture dated as of April 17, 2009 between California Water Service Company and U.S. Bank National Association, as Trustee.

Description
4.15	Fifty-Third Supplemental Indenture dated as of April 17, 2009 between California Water Service Company and U.S. Bank National Association, as Trustee.

4.16	Fifty-Fourth Supplemental Indenture dated as of April 17, 2009 between California Water Service Company and U.S. Bank National Association, as Trustee.

4.17	Fifty-Fifth Supplemental Indenture dated as of April 17, 2009 between California Water Service Company and U.S. Bank National Association, as Trustee.

4.18	Fifty-Sixth Supplemental Indenture dated as of April 17, 2009 between California Water Service Company and U.S. Bank National Association, as Trustee.

4.19	Fifty-Seventh Supplemental Indenture dated as of April 17, 2009 between California Water Service Company and U.S. Bank National Association, as Trustee.

5.1	Opinion of Gibson, Dunn & Crutcher LLP

10.1	Amendment No. 2 to Loan Agreement dated as of April 17, 2009 between Bank of America, N.A. and California Water Service Company.

10.2	Amendment No. 1 to Loan Agreement dated as of April 17, 2009 among Bank of America, N.A. and California Water Service Group, CWS Utility Services, Washington Water Service Company, New Mexico Water Service Company, and Hawaii Water Service Company, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP
Date: April 17, 2009	By:	/s/ Martin A. Kropelnicki
		Name:	Martin A. Kropelnicki
		Title:	Vice President, Chief Financial Officer and Treasurer